Supplement Dated January 5, 2006
To
Timothy Plan Prospectus
Dated May 1, 2005

The following amendment is being made to the Prospectus of the Timothy Plan, dated May1, 2005. All portions of the Prospectus not specifically amended by this Supplement shall remain in full force and effect.

The Section of the Prospectus entitled “INVESTMENT MANAGERS”, beginning on page 32 of the Prospectus, is amended as follows:

The Subsection of the INVESTMENT MANAGERS Section entitled “Small-Cap Value Fund and Patriot Fund”, on page 33 of the prospectus, is amended as follows:

“PATRIOT FUND

Awad Asset Management, Inc. (“Awad”), a wholly-owned subsidiary of Raymond James Financial, Inc., a diversified financial services firm traded on the New York Stock Exchange, is the investment manager for the Patriot Fund. Awad has offices at 250 Park Avenue, New York, New York 10177. Awad selects the investments for the Patriot Fund’s portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James Awad is the President and Senior Investment Officer of the investment manager, and is responsible for managing the day-to-day investments for the Fund. Prior to forming Awad, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment industry since 1965.

Awad has served as investment manager to the Patriot Fund since the Fund's inception on May 1, 2004. In addition to the Patriot Fund and the Timothy Plan Small Cap Variable Series, Awad also serves as investment adviser or co-adviser to two other investment companies: Calvert New Vision Small-Cap Fund and Heritage Small-Cap Stock Fund. As of December 31, 2004, Awad managed in approximately of $1.53 billion in assets.”

A new Subsection, entitled “Small Cap Value Fund”, is inserted immediately preceding the amended Subsection described above. The new Subsection states as follows:

“SMALL-CAP VALUE FUND

On December 19, 2006, the shareholders of the Small-Cap Value Fund approved Westwood Management Corp., 200 Crescent Court, Suite 1200, Dallas, TX 75201(Westwood), as the investment manager of the Small-Cap Value Fund, effective January 3, 2006. Westwood succeeds Awad, which previously served as the Fund's investment manager from the Fund's inception in 1997 through December 31, 2005.

Westwood was established in 1983 as a New York corporation and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Westwood managed approximately $4.2 billion in client assets.

Westwood Holdings Group, Inc., a public company listed on the New York Stock Exchange (“WHG”), is the parent company of Westwood. Susan Byrne founded Westwood and currently serves as the firm's Chief Investment Officer. Ms. Byrne also serves as Chief Executive Officer and Chairman of the board of Directors of WHG. Ms. Byrne has been an investment professional for over 35 years. Ms. Byrne entered the financial services industry in 1970 where she worked for major wire houses until 1978. From 1978 until she founded Westwood, Mrs. Byrne served Bankers Trust as a portfolio manager in the employee benefits department, and GAF Corp. as a portfolio manager and assistant treasurer.

Westwood utilizes a team of investment professionals to manage their Small-Cap Value portfolio clients' assets. The portfolio team members include: Scot Lawson, CFA, Vice President and Research Analyst; C.J. McDonald, CFA, Vice President and Research Group Head; Todd Williams, CFA, Vice President and Research Analyst; Lisa Dong, CFA, Vice President and Research Analyst; and Philip Robert, Assistant Vice President and Research Analyst. Each team member has a number of other Westwood professionals supporting their efforts. The members of the Westwood investment team average in excess of 14 years experience in the investment field.

Supplement Dated January 5, 2006
To
Timothy Plan Statement of Additional information
Dated April 29, 2006

The following amendment is being made to the Statement of Additional Information of the Timothy Plan, dated April 29, 2005 (the “SAI”). All portions of the SAI not specifically amended by this Supplement shall remain in full force and effect.

The Section of the SAI entitled “INVESTMENT MANAGERS” is amended as follows:

The first Subsection, entitled, “Awad Asset Management”, is replaced with the following:

“AWAD ASSET MANAGEMENT

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Awad Asset Management ("Awad"), dated January 1, 1997, as amended May 1, 1998 (the "Awad Sub-Advisory Agreement"), and further amended on January 02, 2004, Awad provides advice and assistance to TPL in the selection of appropriate investments for the Small-Cap Variable Series, subject to the supervision and direction of TPL and the Funds' Board of Trustees. Awad also provides similar services to the Patriot Fund pursuant to a Sub-Advisory Agreement dated May 1, 2004. Each sub-advisory agreement was approved by the shareholders of the applicable Fund. As compensation for its services for the Small Cap Variable Series, Awad receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As compensation for its services for the Patriot Fund, Awad receives an annual fee at a rate equal to 0.37% for the first $10 million in assets of the Fund; 0.35% of the next $5 million in assets; 0.30% of the next $10 million in assets; and 0.25% of assets over $25 million.

The Small Cap Variable Series and the Patriot Fund are managed by James Awad, founder and CEO of Awad Asset Management, a wholly owned subsidiary of Raymond James Investments. Mr. Awad has been in the securities industry for over forty years, and has been the CEO of Awad and Associates since it was founded in 1992. Mr. Awad also serves as the Chief Investment Officer for his firm. He has been responsible for the day-to -day management of the Small Cap Variable Series and the Patriot Fund since their inceptions. Awad also served as investment manager to the Small-Cap Value Fund from January, 1997 through December 31, 2005.

Like the Advisory Agreement between the Trust and TPL described above, the Awad Sub-Advisory Agreement had an initial term of two years and became renewable annually thereafter under the same criteria as the Advisory Agreement. The Awad Sub-Advisory Agreement was last renewed by the Board at a meeting held for that purpose, among others, on February 25, 2005. The Board considered the following factors in arriving at its conclusions to renew the Awad Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Awad in light of the services provided by Awad. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Awad and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Awad. In reaching that determination, the Board relied on reports describing the fees paid to Awad and comparing those fees against fees paid to other investment advisers operating under similar circumstances. The Board also received a report from an independent consulting firm which had conducted its own analysis of fee structures for the Trust. Finally, the Board also heard reports from TPL with respect to its ongoing experiences with recruiting experienced sub-advisers and the fees required to successfully recruit such persons. Next, the Board discussed the nature, extent and quality of Awad’s services to the Fund, including the investment performance of the Funds under Awad's investment management. The Board generally approved of Awad’s performance, noting that the Funds managed by Awad invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Awad did not succumb to “style drift” in its management of each Fund’s assets, and that Awad was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval Awad’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Awad's current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Awad Sub-Advisory Agreement because Awad was paid out of the fees paid to TPL.

After careful discussion and consideration, the Board of Trustees, including the independent Trustees who unanimously cast an affirmative vote, determined that the renewal of the Awad Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund's shareholders. In approving the renewal of the Awad Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Awad Sub-Advisory Agreement renewal.

Other Information Relating to Awad Asset Management

The table below presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed						Types, Asset Amounts and No. of Accounts Managed Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
J. Awad	6	$563.6	1	$9.2	1788	$967.1	2	$189.1	1	$9.2	0	NA

Mr. Awad’s compensation is comprised of a base salary, combined with a performance-based bonus pool.

The Subsection entitled, “Westwood Holding Corp.”, is replaced with the following:

“WESTWOOD MANGEMENT CORP

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Westwood Holdings Group, (“Westwood”) dated May 01, 2005, Westwood provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid-Cap Value Fund, subject to the supervision and direction of the Funds' Board of Trustees. As compensation for its services, Westwood receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Westwood utilizes the team management approach to portfolio management, with team members supporting each Westwood product and client. The team members share responsibilities equally and carry equal voting authority.

The five management team members that provide management services to the Large/Mid Cap Value Fund include the founder and Chief Investment Officer of Westwood, Ms. Susan Byrne. She founded the company in 1982, and has served the firm continuously since then.

Ms. Kellie Stark joined Westwood in 1991. In addition to serving on the investment team, she is Senior Vice President and Research Group Head.

Team member Mr. Christopher McDonald, Vice President and Research Group Head, became a member of the Westwood Group in 1993.

Mr. Jay Singharnia, a former Bank of America Equity Analyst, moved to Westwood in 2000. He serves in the capacities of Vice President and Research Analyst.

Ragen Stienke, Asst. Vice President and Research Analyst, joined Westwood in 2003. He was an Investment Strategist with UBS (formerly Paine Webber) for several years prior to his move to Westwood.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Team	3	$469	5	$627	36	$1.753	0	NA	0	NA	0	NA

Westwood combines three elements to each member’s total compensation: base salary, cash bonus and restricted company stock. Base salary is reviewed on an annual basis and can be adjusted based on the employee’s performance. For Salary and Restricted Stock grants, Westwood utilizes a performance measurement process that incorporates both qualitative and quantitative measures. The results contribute to decisions for the cash bonus and restricted stock grants. Restricted stock is granted on an annual basis and carries a 4-year rolling vesting schedule.

On November 18, 2005, the Fund's Board of Trustees held a regular Quarterly meeting to consider, among its stated business, a new sub-investment adviser for the Small-Cap Value Fund, and after full deliberation, selected Westwood Management Corp., 200 Crescent Court, Suite 1200, Dallas, TX 75201(Westwood) to serve in that capacity. On December 19, 2005, the Fund's shareholders approved the engagement of Westwood at a special shareholders meeting.

During its deliberations at the November 18, 2005 Board Meeting, the Board reviewed the qualifications of Westwood and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to Westwood. Mr. Ally reminded the Board that Westwood currently serves as sub-adviser to another Timothy Plan Fund, the Large/Mid-Cap Value Fund, and that the Board previously approved Westwood for that position in February of 2005, and the shareholders of the Large/Mid-Cap Fund had approved Westwood in March, 2005. Mr. Ally next reported that in October, 2005 he had traveled to Westwood's offices in Dallas, Texas to conduct due diligence on the firm, to hear a formal presentation from the firm with respect to managing the Fund, and to assure himself that no material negative matters had transpired since the Board's last inspection of Westwood. Mr. Ally expressed his continued confidence and praise for the firm and in the firm’s ability to serve the Fund.

The Board then received written information relating to the experience, strengths, other clients and past investment performance of Westwood and noted with approval the firm’s consistently above-average investment performance, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Westwood, and that no compensation was to be paid to Westwood other than advisory fees under the agreement. The Board also reviewed the financial condition of Westwood and questioned both TPL and UBS at length to assure themselves that Westwood was financially capable of undertaking the responsibilities of serving the Fund.

The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with Westwood, Westwood would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund invests. Westwood would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by Westwood. Westwood would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust’s independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with Westwood is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

The Board then discussed the proposed fees payable to Westwood for its services to the Fund. Since those fees would be paid to Westwood by TPL out of the fees it received from the Fund, the Board sought TPL’s opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that Westwood was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because Westwood’s proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve Westwood as sub-adviser to the Fund and to seek shareholder approval of their choice.

The information presented below (current as of September 30, 2005) is designed to provide additional information about Westwood, the team members of Westwood responsible for the Small-Cap Value Fund's investments, and the means by which such persons are compensated for their services.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Team	8	$761	16	$1.157	60	$2.367	0	NA	0	NA	0	NA

Westwood combines three elements to each member’s total compensation: base salary, cash bonus and restricted company stock. Base salary is reviewed on an annual basis and can be adjusted based on the employee’s performance. For Salary and Restricted Stock grants, Westwood utilizes a performance measurement process that incorporates both qualitative and quantitative measures. The results contribute to decisions for the cash bonus and restricted stock grants. Restricted stock is granted on an annual basis and carries a 4-year rolling vesting schedule. Westwood does not currently have any clients where portfolio manager compensation is based, either in whole or in part, on client investment portfolio performance.”